UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 22, 2010 (November 16, 2010)
Buckeye GP Holdings L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32963 (Commission File Number)	11-3776228 (I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600
Houston, TX (Address of Principal Executive Offices)	77046 (Zip Code)
Registrant’s telephone number, including area code: (832) 615-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     As previously disclosed, Buckeye Partners, L.P. (the “Partnership”), Buckeye GP LLC, the Partnership’s general partner (the “Partnership GP”), Buckeye GP Holdings L.P. (“Holdings”), MainLine Management LLC, Holdings’ general partner (“Holdings GP”), and Grand Ohio, LLC (“MergerCo”) entered into a First Amended and Restated Agreement and Plan of Merger, dated as of August 18, 2010 (as amended, the “Merger Agreement”). On November 19, 2010, the transactions contemplated by the Merger Agreement closed, MergerCo merged with and into Holdings (the “Merger”), the separate existence of MergerCo ceased and Holdings survived as a Delaware limited partnership and as a subsidiary of the Partnership. In connection with the closing of the transactions contemplated by the Merger Agreement, the Partnership and Holdings GP entered into a Second Amended and Restated Agreement of Limited Partnership of Holdings, dated as of November 19, 2010 (the “Holdings Agreement”), and the Partnership entered into an Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of November 19, 2010 (the “Amended and Restated Partnership Agreement”).

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
   Fifth Amended and Restated Incentive Compensation Agreement
     On November 19, 2010, the Fifth Amended and Restated Incentive Compensation Agreement (the “Incentive Compensation Agreement”), dated as of August 9, 2006, between the Partnership and the Partnership GP, was terminated upon the effectiveness of into the Amended and Restated Partnership Agreement.
     The foregoing does not purport to be a complete description of the Incentive Compensation Agreement and is qualified in its entirety by reference to the Incentive Compensation Agreement, which was filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K on August 14, 2006 and is incorporated herein by reference.
   Amended and Restated Management Agreement
     On November 19, 2010, the Amended and Restated Management Agreement (the “Management Agreement”), dated as of December 15, 2004, between the Partnership GP and Holdings GP (as assignee of MainLine Sub LLC), was terminated in connection with the closing of the transactions contemplated by the Merger Agreement.
     The foregoing does not purport to be a complete description of the Management Agreement and is qualified in its entirety by reference to the Management Agreement, which was filed as Exhibit 10.9 to the Partnership’s Current Report on Form 8-K on December 20, 2004 and is incorporated herein by reference.

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.
     In connection with the closing of the transactions contemplated by the Merger Agreement, trading of the Holdings common units on the New York Stock Exchange was suspended effective before the open of the market on November 22, 2010.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     Effective as of November 19, 2010, John F. Erhard, Frank J. Loverro, Joseph A. LaSala, Martin A. White and Frank S. Sowinski each resigned as members of the board of directors of Holdings GP in connection with the closing of the transactions contemplated by the Merger Agreement. The resignations of Messrs. Erhard, Loverro, LaSala, White and Sowinski were not the result of any disagreement with Holdings or Holdings GP on any matter relating to either entity’s operations, policies or practices.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     On November 19, 2010, Holdings entered into the Holdings Agreement in connection with the closing of the transactions contemplated by the Merger Agreement in order to facilitate the transactions contemplated by the Merger Agreement, provide for the nomination, election and appointment of the members of the board of directors of the Partnership GP in accordance with the Amended and Restated Partnership Agreement, obtain the Partnership’s guarantee of Holdings’ indemnification obligations pursuant to the Holdings Agreement and limit the ability of Holdings GP to cause Holdings to take any actions not specified in the Holdings Agreement without the consent of the Partnership.
     The disclosure contained in this Item 5.03 does not purport to be a complete description of the Holdings Agreement and is qualified in its entirety by reference to the Holdings Agreement, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     A special meeting of Holdings’ unitholders was held on November 16, 2010 at which one matter was voted upon and approved by Holdings’ unitholders. The matter voted upon was the approval of the Merger Agreement, the Merger and the transactions contemplated thereby. With respect to the matter voted upon, 23,547,501 of Holdings’ units voted “For,” 238,825 of Holdings’ units voted “Against” and 8,179 of Holdings’ units abstained. There were no broker non-votes with respect to the matter.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

3.1	Second Amended and Restated Agreement of Limited Partnership of Buckeye GP Holdings L.P., dated as of November 19, 2010.

10.1	Fifth Amended and Restated Incentive Compensation Agreement, dated as of August 9, 2006, between Buckeye Partners, L.P. and Buckeye GP LLC (Incorporated by reference to Exhibit 10.1 of Buckeye Partners, L.P.’s Current Report on Form 8-K filed on August 14, 2006).

10.2	Amended and Restated Management Agreement, dated as of December 15, 2004, between Buckeye GP LLC and MainLine Sub LLC (Incorporated by reference to Exhibit 10.9 of Buckeye Partners, L.P.’s Current Report on Form 8-K filed on December 20, 2004).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE GP HOLDINGS L.P.

By:	MainLine Management LLC,
its General Partner

	By:	/s/ William H. Schmidt, Jr.

William H. Schmidt, Jr.
Vice President and General Counsel
Dated November 22, 2010

Exhibit Index
(d)	Exhibits.

3.1	Second Amended and Restated Agreement of Limited Partnership of Buckeye GP Holdings L.P., dated as of November 19, 2010.

10.1	Fifth Amended and Restated Incentive Compensation Agreement, dated as of August 9, 2006, between Buckeye Partners, L.P. and Buckeye GP LLC (Incorporated by reference to Exhibit 10.1 of Buckeye Partners, L.P.’s Current Report on Form 8-K filed on August 14, 2006).

10.2	Amended and Restated Management Agreement, dated as of December 15, 2004, between Buckeye GP LLC and MainLine Sub LLC (Incorporated by reference to Exhibit 10.9 of Buckeye Partners, L.P.’s Current Report on Form 8-K filed on December 20, 2004).